UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

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1347 PROPERTY INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter) ________

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607
(Address of principal executive offices, including Zip Code)

(813) 579-6213

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark weather the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company       ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of 1347 Property Insurance Holdings, Inc. (the “Company”) approved the potential issuance of Restricted Stock Units (“RSUs”) to the Company’s Officers and Directors under the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Plan”) such that each participating Officer and Director would receive two RSUs for each share of the Company’s common stock that each Officer and Director purchased in open market transactions, independently, and without assistance from the Company, during the period beginning May 31, 2017 and ending November 30, 2017, subject to certain limits. Accordingly, on December 15, 2017, the Committee granted 40,000, 32,000, and 3,000 RSUs to Officers Raucy, Hill and Stroud, respectively, as well as 6,666 RSUs to each of Directors Swets, Cerminara, Horowitz, Wong, and Johnson.

Each RSU will entitle the grantee to one share of the Company’s common stock upon the vesting date of the RSU, which shall vest 20% per year over a period of five years following the date granted, subject to each Officer’s continued employment with the Company and each Director’s continued service on the Board, provided that if a Director makes himself available and consents to be nominated by the Company for continued service but is not nominated by the Board for election by the shareholders, other than for good reason as determined by the Board in its discretion, then such director’s RSUs shall vest in full as of his last date of service as a director with the Company. Participating Officers and Directors will be required to maintain ownership of the shares purchased through the full five-year vesting period, except as set forth above.

The descriptions of the RSUs are summaries only and are qualified in their entirely by reference to the respective agreements, forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Form of Executive Restricted Stock Unit Agreement under Share Matching Program dated December 15, 2017.

10.2	Form of Non-Employee Director Restricted Stock Unit Agreement under Share Matching Program dated December 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2017

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ John S. Hill
John S. Hill
Chief Financial Officer